EXHIBIT 99.1
Investor Relations Contact

Kate Messmer
Integrated Corporate Relations (ICR)
203-682-8338
investorrelations@redroller.com

RedRoller Appoints ICR as its Investor Relations Firm

STAMFORD, CT---January 15, 2008--- RedRoller Holdings, Inc., (OTCBB:RROL), today announced that Integrated Corporate Relations, Inc. (ICR), a leading financial communications consulting firm specializing in investor relations and corporate communications, has been appointed as RedRoller’s® investor relations firm.  ICR was recently named one of the top-15 independent public relations and investor relations firms by PR Week. Additionally, PR Week has named ICR one of the fastest-growing independent public relations and investor relations firms..  This unprecedented market acceptance is due, in large part, to ICR’s ability to provide unmatched counsel from vertically focused senior-level professionals.

“RedRoller’s goal is to save small businesses time and money by providing them with a web-based service for selecting shipping carriers that fit their individual needs,” said William Van Wyck, RedRoller’s President and CEO.  “As RedRoller expands within the small business community, ICR’s capital markets expertise can help us effectively position RedRoller within the broader financial markets.”

ICR combines in-depth sector knowledge with high-level capital markets, media, and corporate communications experience to help companies maximize their equity and brand value.  ICR’s team, spearheaded by former senior Wall Street professionals, offers a unique approach that is grounded in first-hand experience.

“We are pleased that RedRoller selected us as their investor relations firm.  We believe we can bring a broad and deep level of expertise to the RedRoller team and assist them in communicating their strategy and raising awareness of the Company in the financial and investor community.” said Brad Cohen, Senior Managing Director at ICR.

About RedRoller
RedRoller simplifies shipping packages for small businesses. Established in 2004, RedRoller’s easy-to-use, Web-based service provides real-time comparisons across multiple carriers, allowing small business and home office communities to conveniently select shipping services that meet their needs. RedRoller takes care of creating the shipment with selected carriers, generating authorized shipping labels and arranging for pick-up or locating the nearest drop off location, saving small businesses time and money.

RedRoller's service is currently in beta release at www.redroller.com.

"Safe Harbor" Statement under the Private Securities Litigation Reform Act of 1995

This press release includes forward-looking statements about our anticipated results that involve risks and uncertainties. Some of the information contained in this press release including information with respect to the Company’s plans, objections, expectations and strategy for its business and related financing, contains forward-looking statements that involve risks and uncertainties. Any statements that are not statements of historical fact are forward-looking statements. When used, the words “believe,” “plan,” “intend,” “anticipate,” “target,” “estimate,” “expect” and the like, and/or future tense or conditional constructions (“will,” “may,” “could,” “should,” etc.), or similar expressions, identify certain of these forward-looking statements. These forward-looking statements are subject to risks and uncertainties that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements in this press release. Important factors, including the Company's ability to maintain is website and associated computer system, maintain desirable economics for its products and customer acceptance thereof, which could cause actual results to differ materially from those in the forward-looking statements, are detailed in filings with the Securities and Exchange Commission made by RedRoller Holdings, Inc., including the ‘Risk Factors’ section, in its Current Report on Form 8-K filed on November 13, 2007.  RedRoller Holdings, Inc. undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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